Exhibit 10.4

Rayonier Inc. Excess Savings and Deferred Compensation Plan (“the Plan”)

7/95
{Year} Excess Base Salary and Bonus Deferral Agreement	(Due Date: December 18, {Year})

NAME (Last, First, Middle Initial)
SOCIAL SECURITY NO.	DATE OF BIRTH / /	LOCATION

Carefully review the contents of your enrollment package before completing this AGREEMENT.

Return the signed original to W. Edwin Frazier, III, Senior Vice President, Chief Administrative Officer and Corporate Secretary, Rayonier, 50 N. Laura Street, Jacksonville, Florida 32202.

Keep a copy for your records.

Human Resources must receive your signed completed AGREEMENT by December 18, {Year}, for you to participate in the Plan.

BASE DEFERRAL ELECTION

I irrevocably elect to defer                      percentage of my {Year} base salary.

FORM AND TIMING OF DISTRIBUTION

I elect that my benefits under the Plan be paid in the following form:

☐ Lump Sum	☐ Annual Installments for		years (not to exceed 15)
(Number)

I elect that my benefits under the Plan be distributed as follows (not earlier than January {Year}):

☐  The month and year of             /                ☐  Upon termination of employment

BONUS DEFERRAL ELECTION

I irrevocably elect to defer                      percentage or                      dollar amount of my {Year} bonus payable in {Year}.

FORM AND TIMING OF DISTRIBUTION

I elect that my benefits under the Plan be paid in the following form:

☐ Lump Sum	☐ Annual Installments for		years (not to exceed 15)
(Number)

I elect that my benefits under the Plan be distributed as follows (not earlier than January {Year}):

☐  The month and year of             /                ☐  Upon termination of employment

BENEFICIARY DESIGNATION

I understand that if I die before the payment date I select, a lump sum payment will be made to my designated beneficiary(ies). I further understand that if I die after payments have commenced but before I receive the number of installment payments I select, the remaining payments will be made in a lump sum to my designated beneficiary(ies).

I understand that if no beneficiary is designated or no designated beneficiary survives me, if I am a married participant, the beneficiary will be my surviving spouse and, if I am an unmarried participant, the beneficiary will be as I have designated under the Rayonier Salaried Life Insurance Plan. However, if no such beneficiary has been designated or if such life insurance benefits have been assigned, the beneficiary will be my estate. I further understand that I may change my beneficiary(ies) at any time.

I designate as my beneficiary(ies) the party(ies) listed below if such party(ies) is (are) living at the date of my death. (You may name a trust or estate.)

%	Name	Address	Social Security No.

I have read and agree to all of the provisions of the Rayonier Inc. Excess Savings and Deferred Compensation Plan as provided and the accompanying Question & Answer Summary and I specifically understand the following:

1.	My deferral election is irrevocable.

2.	This Plan is unfunded and my rights thereunder will be no greater than those of a general unsecured creditor of the Company.

3.	My rights under the Plan are not assignable.

EMPLOYEE’S SIGNATURE	DATE

WITNESS	DATE